                                                                  EXHIBIT 10.1

                          ORATEC INTERVENTIONS, INC.

______________________________________________________________________________


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


______________________________________________________________________________


                               December 7, 1998

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                ----------------------------------------------


     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is
                                                               ---------
entered into as of the 7th day of December, 1998, by and among Oratec Interventions, Inc., a California corporation (the "Company"), the holders of
                                                    -------
the Company's securities listed on Exhibit A hereto (the "Existing Investors"),
                                   ---------              ------------------
the holders of warrants to purchase shares of Preferred Stock listed on Exhibit
                                                                        -------
A hereto (the "Warrant Holders") and the holders of the Company's securities
-              ---------------
listed on Exhibit B hereto (the "New Investors," and collectively with the
          ---------              -------------
Existing Investors and the Warrant Holders, the "Investors").
                                                 ---------

                                    RECITAL

     The Company and the Existing Investors entered into an Amended and Restated Investor Rights Agreement dated as of November 26, 1997 (the "Prior Rights
                                                              ------------
Agreement").
---------

     The Company and certain of the Existing Investors and the New Investors are parties to a Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Purchaser Agreement"), pursuant to which the Company will sell
      ----------------------------
and issue to such Investors shares of the Company's Series E Preferred Stock (the "Series E Preferred Stock").
      ------------------------

     The Company has issued warrants to purchase shares of Preferred Stock (the "Warrants") to certain entities and wishes to grant certain registration rights
 --------
to the Warrant Holders.

     The Company and the undersigned Existing Investors, who hold a majority of the "Registrable Securities" (as such term is defined in the Prior Rights
     ----------------------
Agreement), wish to amend and restate the Prior Rights Agreement in its entirety in accordance with Section 3.7 of the Prior Rights Agreement on the terms and conditions set forth in this Agreement in order to include the New Investors and the shares of Series E Preferred Stock, and the Warrant Holders and the Warrant Shares hereunder.

                                   AGREEMENT

                                   SECTION 1

                       Restrictions on Transferability;
                       --------------------------------
                              Registration Rights
                              -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Conversion Shares" means the Common Stock issued or issuable upon
           -----------------
conversion of the Securities.

          "Holder" shall mean any Investor holding Registrable Securities and
           ------
any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5, 1.6 and 1.7 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any regular or special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means (i) the Conversion Shares; and (ii) any
           ----------------------
Common Stock of the Company issued or issuable in respect of the Conversion Shares or other securities issued or issuable with respect to the Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Conversion Shares; provided, however, that shares of Common Stock or other securities shall
        --------  -------
only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 1.3 of this Agreement.

          "Securities" shall mean (i) shares of the Company's Series A Preferred
           ----------
Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by the Investors as of the date hereof,
(ii) shares of the Company's Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock issuable upon exercise of warrants (the "Warrant
                                                                      -------
Shares") held by certain Investors as of the date hereof, provided that the
------                                                    --------
Warrant Shares shall only be considered "Securities" and the holders of Warrant Shares shall only be considered as "Holders" for the purposes of Sections 1.1, 1.2, 1.3, 1.4, 1.6, 1.7, 1.8, 1.9, 1.10, 1.11, 1.12, 1.13, 1.14, 1.15, 1.16 and
Section 3 of this Agreement, and (iii) shares of Series E Preferred Stock issued or issuable to persons or entities that become parties to this Agreement pursuant to Section 3.7.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (except as provided by Section 1.8).

     1.2  Restrictions.  The Securities and the Conversion Shares shall not be
          ------------
sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee or pledgee of the Securities and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend.  Each certificate representing (i) the Securities,
          ------------------
(ii) the Conversion Shares and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

     1.4  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor which is a corporation distributes Restricted Securities solely to its majority-owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which an Investor which is a partnership distributes Restricted Securities solely to partners or retired partners thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this
Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. The Company shall be required to promptly reissue unlegended certificates at the request of any holder thereof if the Holder shall have obtained an opinion of counsel who shall be, and whose legal opinion shall be, reasonably acceptable to the Company, at such Holder's expense, to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Notwithstanding the foregoing, a legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     1.5  Requested Registration.
          ----------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Holders of at least forty percent (40%) of the Registrable Securities a written request that the Company effect any registration, qualification or compliance of the Registrable Securities, the anticipated aggregate offering price to the public of which would exceed $5,000,000, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky law or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company by any Holder; provided, however, that the Company shall
                                       --------  -------
not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

               (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (2) Prior to the earlier of December __ , 2000 or six (6) months following the bona fide firm commitment underwritten (by an underwriter of nationally recognized standing) initial public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act;

               (3) If at the time of the request to register Registrable Securities the Company gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within ninety (90) days of the time of the request in a bona fide firm commitment underwritten public offering of its Common Stock pursuant to an effective registration statement under the Securities Act;

               (4) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

               (5) If the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use it best efforts to register, qualify or comply under this Section 1.5 shall be deferred for up to one (1) period, not to exceed one hundred twenty (120) days each from the date of receipt of written request from the Holders, in any twelve (12) month period.

               Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

          (b) Underwriting.  In the event that a registration pursuant to
              ------------
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i).  The right of any Holder to registration pursuant to Section
1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested and to the extent provided in this Agreement.

          The Company shall (together with all Holders) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by majority in interest of the Holders requesting such registration (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If any Holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto.

     1.6  Company Registration.
          --------------------

          (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)   give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved in such registration, all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by any Holder.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or the Holders who have demanded such registration). Notwithstanding any other provision of this
Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration provided, however, that, except in the case of the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act (where securities (including Registrable Securities) to be included in such registration by the Company's shareholders (including the Holders) may be excluded entirely if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten), the aggregate value of securities (including Registrable Securities) to be included in such registration by the Company's shareholders (including the Holders) may not be so reduced to less than thirty percent (30%) of the total value of all securities included in such registration. The Company shall so advise all Holders, and the number of shares Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

     1.7  Registration on Form S-3.
          ------------------------

          (a) If Holders of at least thirty percent (30%) of the Registrable Securities then outstanding request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided,
                                                                       --------
however, that the Company shall not be required to effect more than two (2)
-------
registrations, and provided, further, that the Company shall not be required to
                   --------  -------
pay Registration Expenses incurred in connection with more than one (1) registration pursuant to this Section 1.7 in any twelve (12) month period. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on a date six (6) months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or (iii) if the Company shall furnish to such Holder a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to register, qualify or comply under this Section 1.7 shall be deferred for up to one (1) period, not to exceed one hundred twenty (120) days each from the receipt of the request to file such registration by such Holder or Holders, in any twelve (12) month period.

     1.8  Expenses of Registration.  Subject to the limitation set forth in
          ------------------------
Section 1.7, all Registration Expenses incurred in connection with any registration pursuant to Sections 1.5, 1.6 and 1.7 and the reasonable cost of one (1) special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     1.9  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

          (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

          (f) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within sixteen (16) months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ")
                                                                     ------
"national market system security" within the meaning of Rule 11Aa2-1 of the
 -------------------------------
Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two (2) market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");
                                              ----

          (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement;

          (j) obtain an opinion from the Company's counsel in customary form and covering such matters as are customarily covered by such opinions delivered to underwriters in underwritten public offerings, which opinion shall be reasonably satisfactory to the underwriter, if any, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion addressed to such Holder or underwriter;

          (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

          (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

          (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

          (o) promptly after the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document;

          (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereto; and

          (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

     1.10 Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities, joint or several (or actions or proceedings in respect thereof) ("Claims"), including any of the foregoing incurred in
                   ------
settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal or state securities law, rule or regulation applicable to the Company, and relating to action required of or inaction by the Company, in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, only out of the net proceeds received by such Holder from the offering of the securities covered by such a registration statement, will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. In no event shall any indemnity under this Section 1.10(b) exceed the net proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide
      -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such Indemnified Party; or (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction), and the Indemnifying Party shall be liable for any expenses therefor. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No settlement of any such claim, loss, damage, liability or action shall be made by the Indemnified Party without the prior written consent of the Indemnifying Party (such consent to not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an Indemnified Party under Sections 1.10(a) or
(b), then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.10(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 1.10(d) to the contrary, no

Indemnifying Party (other than the Company) shall be required pursuant to this
Section 1.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the Indemnified Parties relate, less the amount of any indemnification payment made by such Indemnifying Party pursuant to
Section 1.10(b).

           (e) The indemnification and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any Indemnified Party and shall survive the transfer of the Registrable Securities by any such party.

           (f)  The indemnification and contribution required by this Section
1.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     1.11  Information by Holder. The Holder or Holders of Registrable
           ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.12. Limitations on Subsequent Registration Rights; No Inconsistent
           --------------------------------------------------------------
Agreements. Without the prior written consent of the Holders of a majority of
----------
the Registrable Securities, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, the terms of which are more favorable than the registration rights granted to the Holders thereunder. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions in this Agreement are (insofar as they are applicable) to the Holders, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

     1.13  Rule 144 Reporting. With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act");
              ------------

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

     1.14 Transfer of Registration Rights. The rights to cause the Company to
          -------------------------------
register securities granted Investors under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by an Investor (together with any affiliate); provided, that (a) such transfer may
                                        --------
otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly-owned subsidiary or constituent partners (including limited partners) of such Investor, or (ii) acquires from such Investor the lesser of
(A) 100,000 or more shares of Restricted Securities (as appropriately adjusted for stock splits, stock dividends and the like) or (B) all of the Restricted Securities then owned by such Investor.

     1.15 Standoff Agreement. Each Holder agrees in connection with any
          ------------------
registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration in the case the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act and ninety (90) days in any subsequent offering) as may be requested by the Company or such managing underwriters; provided, that (a) the officers and directors of the Company who
              --------
own stock of the Company (and "affiliates" and "associates" thereof (as such terms are defined in Rule 12b 2 under the Exchange Act) agree to such restrictions, and (b) the Company has used commercially reasonable efforts to cause shareholders holding over 200,000 shares of Common Stock or Common Stock equivalents to agree to such restrictions.

     1.16 Termination of Rights. The rights of any particular Holder to cause
          ---------------------
the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Holder (i) five (5) years following a bona fide firm underwritten public offering of shares of the Company's Common Stock registered under the Securities Act, (ii) with respect to any Holder, at such time as such Holder is able to dispose of all its Registrable Securities in one three (3)-month period pursuant to the provisions of Rule 144; or (iii) with respect to any Holder, at such time as such Holder holds Registrable Securities constituting less than one percent (1%) of the outstanding voting stock of the Company.

                                   SECTION 2

                     Affirmative Covenants of the Company

     The Company hereby covenants and agrees as follows:

     2.1  Financial Information. As long as a Holder holds at least 500,000
          ---------------------
shares of the Securities (as adjusted for stock splits, stock dividends and the like), the Company will mail the following reports to such Holder:

          (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and audited consolidated statements of income, audited consolidated statements of changes in financial position and audited consolidated statements of shareholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

          (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income, unaudited consolidated statements of cash flow and unaudited consolidated statements of shareholders' equity of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, and comparisons to budget and the corresponding prior year period, prepared in accordance with generally accepted accounting principles (other than for accompanying notes and subject to normal year-end audit adjustments), all in reasonable detail.

          (c) As soon as practicable after the end of each month (other than the last month of a fiscal quarter) and in any event within forty-five (45) days after the end of each such month through November 30, 1998 and within thirty
(30) days after the end of each such month thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and unaudited consolidated statements of income, unaudited consolidated statements of cash flow and unaudited consolidated statements of shareholders' equity of the Company and its subsidiaries, if any, for such month and for the current fiscal year to date, and comparisons to budget and the corresponding prior year period, prepared in accordance with generally accepted accounting principles (other than for accompanying notes and subject to normal year-end audit adjustments), all in reasonable detail.

          (d)  As soon as practicable, but in any event not less than thirty
(30) days nor more than ninety (90) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

          (e) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company's Common Stock.

     2.2  Subsidiaries. If for any period the Company shall have any subsidiary
          ------------
or subsidiaries whose accounts are consolidated with those of the Company, then, in respect of such period, the financial statements and information delivered pursuant to the foregoing Section 2.1 shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

     2.3  Access to Records.
          -----------------

          (a) Each Holder shall have access to the Company's books, records and properties for purposes reasonably related to such Holder's interests as a shareholder.

          (b) The Company shall afford each Holder of at least 500,000 shares of Series D Preferred Stock and/or Series E Preferred Stock (a "Major Holder"),
                                                                ------------
and their employees, counsel and other authorized representatives full access, during normal business hours, upon reasonable advance notice, with due regard to its ongoing operations, to the assets, properties, plants, offices, warehouses and other facilities, contracts and books and records of the Company, and to the outside auditors of the Company and their work papers relating thereto, in each case, as the Major Holders may from time to time reasonably request. The Major Holders and their representatives shall be entitled to consult with the representatives, officers, employees and accountants of the Company with respect to the Company, and the Company will instruct such persons to cooperate with the Major Holders. The Company shall permit representatives of the Major Holders to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the principal officers of the Company, all at such reasonable times, upon reasonable notice and as often as the Major Holders may reasonably request; provided, however, that neither the Board of Directors nor the officers of the Company shall be under any obligation pursuant to this Section 2.3 to take any action with respect to any proposals made or advice furnished by the Major Holders in their capacities as shareholders of the Company, other than to take such proposals or advice seriously and give due consideration thereto.

          (c)  The Company agrees to furnish to each Major Holder, within ten
(10) business days of any Major Holder's request, a capitalization table setting forth the class, series of each class, the name of the holder of each class or series thereof, and the number of shares held by each such holder.

     2.4  System of Accounting. The books of account and other financial and
          --------------------
corporate records of the Company shall be maintained in accordance with good business and accounting practices and the financial condition of the Company shall be accurately reflected in the financial statements required to be provided to the Major Holders under the terms of this Agreement.

     2.5  Transfer of Information Rights. The information rights set forth in
          ------------------------------
Section 2.1 and 2.3 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment or assignment of Registrable Securities by an Investor (together with an affiliate) (which acceptance shall not be unreasonably withheld); provided, that (a) such
                                                       --------
transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner (including limited partners) of such Investor, or (ii) acquires from such Investor the lesser of (A) 100,000 or more shares of Registered Securities (500,000 shares of Series D Preferred Stock and/or Series E Preferred Stock in the case of a transfer of rights pursuant to Section 2.3(b)) as appropriately adjusted for stock splits, stock dividends and the like or (B) all of the Restricted Securities then owned by such Investor. In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 2.5 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

     2.6  Right to Maintain Interest. Subject to the terms and conditions
          --------------------------
specified in this Section 2.6, the Company hereby grants to each Major Holder a right to maintain the percentage ownership interest of such Major Holder in the Company with respect to future sales by the Company of any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), such that each time the Company proposes to offer
                ------
Shares, the Company shall first make an offering of such Shares to each Major Holder in accordance with the following provisions:

          (a)  The Company shall deliver a notice by certified mail ("Notice")
                                                                      ------
to each Major Holder stating the aggregate number of such Shares to be offered and the price and terms upon which it proposes to offer such Shares.

          (b) Within twenty (20) days after delivery of the Notice, each Major Holder may elect to purchase at the price and on the terms specified in the Notice, up to such number of Shares equal to (x) the total number of Shares being offered, multiplied by (y) a fraction, the numerator of which equals the total number of shares of Common Stock issued and held, or issuable upon conversion or exercise of all convertible or exercisable securities (including shares of Common Stock issuable upon conversion of convertible securities issuable upon exercise of outstanding warrants) then held by such Major Holder, and the denominator of which equals the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all then outstanding convertible or exercisable securities and conversion of all convertible securities issuable upon exercise of outstanding warrants).

          (c) The Company may, during the ninety (90)-day period following the expiration of the period provided in Section 2.6(b), offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice.

          (d) The right to maintain interest set forth in this Section 2.6 shall not be applicable to:

               (i) Shares issued or deemed to have been issued pursuant to a split, subdivision or recapitalization of the outstanding shares of Common Stock, or a payment in respect of outstanding shares of Common Stock of a dividend of Common Stock or securities or rights convertible into Common Stock;

               (ii) Shares issued or deemed to have been issued to employees, consultants or directors of the Company directly or pursuant to a stock option plan or stock purchase plan or other stock incentive arrangement approved by the Company's Board of Directors;

               (iii) Shares issued or deemed to have been issued in connection with bona fide equipment lease financings or similar financing transactions, the terms of which are approved by the Company's Board of Directors, or warrants (and the shares issuable upon exercise of such warrants) to purchase up to 122,353 shares of Series E Preferred Stock in connection with the subordinated debt financing with Transamerica that has been approved by the Company's Board of Directors prior to the date of this Agreement;

               (iv) Shares issued or deemed to have been issued in connection with strategic relationships or similar transactions, the terms of which are approved by a majority of the non-employee disinterested members of the Company's Board of Directors;

               (v) Shares issued or deemed to have been issued upon conversion of Preferred Stock; or

               (vi) Shares issued in connection with a public offering of the Company's securities pursuant to a registration statement under the Securities Act.

          2.7  Effectiveness and Termination of Covenants. The covenants set
               ------------------------------------------
forth in this Section 2 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of shares of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, or (iii) upon the consummation of an acquisition of the Company in one or a series of related transactions in which the shareholders of the Company immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) thereafter, and pursuant to which a Public Market exists for the Company's capital stock (or other stock issued in exchange therefore). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if: (i) such stock is listed on a
 -------------
national securities exchange (as that term is used in the 1934 Act or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

                                   SECTION 3

                                 Miscellaneous
                                 -------------

     3.1  Assignment. Except as otherwise provided in this Agreement, the terms
          ----------
and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Agreement.

     3.2  Third Parties. Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties to this Agreement, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     3.3  Governing Law. This Agreement shall be governed by and construed
          -------------
under the laws of the State of California in the United States of America.

     3.4  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.5  Notices. Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be sent by prepaid registered or certified mail, return receipt requested, or otherwise delivered by hand or by messenger addressed to the other party at the address shown on the signature page to the Series E Preferred Stock Purchase Agreement of even date herewith or at such other address for which such party gives notice under this Agreement. Such notice shall be deemed to have been given when delivered if delivered personally, by overnight courier, or by facsimile transmission (as evidenced by the sender's confirmation receipt), or, if sent by mail, at the earlier of its receipt or three (3) days after deposit in the mail. Any notice to the Company shall be given as follows:

          Oratec Interventions, Inc.
          3700 Haven Court
          Menlo Park, CA 94025
          Telephone:  (650) 369-9904
          Facsimile:  (650) 369-9905
          Attention:  President

          with a copy to:

          Venture Law Group
          A Professional Corporation
          2775 Sand Hill Road
          Menlo Park, CA 94025
          Telephone:  (650) 854-4488
          Facsimile:  (650) 233-8386

          Attn.:  Mark B. Weeks

     3.6  Severability. If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     3.7  Amendment and Waiver. Any provision of this Agreement may be amended
          --------------------
or waived with the written consent of the Company and the Holders of at least a majority of the outstanding shares of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern. In the event of the issuance of (a) additional shares of Series E Preferred Stock permitted to be sold pursuant to the Series E Preferred Stock Purchase Agreement of even date herewith, or (b) warrants to purchase additional shares of Series E Preferred Stock in connection with bona fide equipment lease or bank financings, subordinated debt financings or similar financing transactions, the terms of which are approved by the Board of Directors of the Company, the holders of such shares or warrants may become parties to this Agreement, without any further action by the Holders, by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed to be "Holders" for all
                                                            -------
purposes of this Agreement as of the date of execution and delivery of such counterpart signature page. In the case of such an issuance, upon execution and delivery of an additional counterpart signature page by any such person or entity, the Company shall add such person or entity's name to Exhibit B hereto.
                                                              ---------

     3.8  Effect of Amendment or Waiver. The Investors and their successors and
          -----------------------------
assigns acknowledge that by the operation of Section 3.7 of this Agreement the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

     3.9  Rights of Holders. Each holder of Registrable Securities shall have
          -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     3.10 Delays or Omissions. No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     3.11 Termination of Prior Rights Agreement. Pursuant to Section 3.7 of
          -------------------------------------
the Prior Rights Agreement, the Company and the undersigned Existing Investors, being the holders of the requisite majority of the outstanding Registrable Securities (as defined in the Prior Rights Agreement), hereby amend and restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement.

     3.12 Waiver of Right to Maintain Interest; Termination of Certain
          ------------------------------------------------------------
Covenants in Series D Purchase Agreement. Pursuant to Section 14.8 of the
----------------------------------------
Series D Preferred Stock Purchase Agreement dated November 26, 1997 between the Company and certain of the Existing Investors (the "Series D Purchase
                                                    -----------------
Agreement"), the Company and the undersigned holders of a majority of the shares
---------
of Series D Preferred Stock, being the holders of the requisite majority of the shares of Stock (as defined in the Series D Purchase Agreement) needed to amend the Series D Purchase Agreement, do hereby (i) waive the Right to Maintain Interest contained in Section 7.18 of the Series D Purchase Agreement (including notice requirements) with respect to the issuance of the shares of Series E Preferred Stock pursuant to the Series E Purchase Agreement, and (ii) terminate Sections 7.1, 7.2, 7.3, 7.4 and 7.18 of the Series D Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the day and year first above written.

COMPANY:

ORATEC INTERVENTIONS, INC., a California corporation

By: /s/ Kenneth Anstey
    ---------------------------------

Title: President
       ------------------------------

                                        WARRANTHOLDERS:

                                        ____________________________________
                                         (Warrantholder Name - Please print)

                                        By:_________________________________
                                               (Signature)

                                        Title:______________________________
                                               (if any)


                                        EXISTING INVESTORS:

                                        ____________________________________
                                         (Investor Name - Please print)

                                        By:_________________________________
                                               (Signature)

                                        Title:______________________________
                                               (if any)


                                        NEW INVESTORS:

                                        ____________________________________
                                         (Investor Name - Please print)

                                        By:_________________________________
                                               (Signature)

                                        Title:______________________________
                                               (if any)

                                   EXHIBIT A

                              EXISTING INVESTORS

-------------------------------------------------------------------------------------------------------
First Name               Last Name or Entity Name                                         Type of Stock
-------------------------------------------------------------------------------------------------------
Michael                  Dillingham                                                       Series A
-------------------------------------------------------------------------------------------------------
Gary                     Fanton                                                           Series A
-------------------------------------------------------------------------------------------------------
Michael                  Franz                                                            Series A
-------------------------------------------------------------------------------------------------------
                         Hartzler, Geoffrey, Trustee of the Geoffrey Hartzler
                         Revocable Trust dated 1/8/97, as amended                         Series A
-------------------------------------------------------------------------------------------------------
Alan                     Johnson                                                          Series A
-------------------------------------------------------------------------------------------------------
Stephen                  Marcus                                                           Series A
-------------------------------------------------------------------------------------------------------
Jeffrey                  Saal                                                             Series A
-------------------------------------------------------------------------------------------------------
Joel                     Saal                                                             Series A
-------------------------------------------------------------------------------------------------------
Greg                     Barrett                                                          Series B
-------------------------------------------------------------------------------------------------------
David                    Birnbach                                                         Series B
-------------------------------------------------------------------------------------------------------
Randy                    Birnbach                                                         Series B
-------------------------------------------------------------------------------------------------------
Scott                    Blumenthal                                                       Series B
-------------------------------------------------------------------------------------------------------
                         Smith Barney IRA Custodian FBO Jeffrey I. Bragman                Series B
-------------------------------------------------------------------------------------------------------
Steve                    Caria                                                            Series B
-------------------------------------------------------------------------------------------------------
Chris                    Casscells                                                        Series B
-------------------------------------------------------------------------------------------------------
                         CN Investment Partners, L.P.                                     Series B
-------------------------------------------------------------------------------------------------------
Mike                     Crocker                                                          Series B
-------------------------------------------------------------------------------------------------------
Norma                    Crocker                                                          Series B
-------------------------------------------------------------------------------------------------------
                         Delphi BioInvestments III, L.P.                                  Series B
-------------------------------------------------------------------------------------------------------
                         Delphi Ventures III, L.P.                                        Series B
-------------------------------------------------------------------------------------------------------
Michael                  Dillingham                                                       Series B
-------------------------------------------------------------------------------------------------------
David Jr., M.D.          Drez                                                             Series B
-------------------------------------------------------------------------------------------------------
William                  Elting                                                           Series B
-------------------------------------------------------------------------------------------------------
Peter W. & Mary R.       Fanton                                                           Series B
-------------------------------------------------------------------------------------------------------
Gary                     Fanton                                                           Series B
-------------------------------------------------------------------------------------------------------
Vincent and Marjorie     Fanton                                                           Series B
-------------------------------------------------------------------------------------------------------
Michael                  Franz                                                            Series B
-------------------------------------------------------------------------------------------------------
Michael                  Franz                                                            Series B
-------------------------------------------------------------------------------------------------------
Lesley                   Gimbel                                                           Series B
-------------------------------------------------------------------------------------------------------
Lesley and Barry         Gimbel, JTWROS                                                   Series B
-------------------------------------------------------------------------------------------------------
Richard                  Goode                                                            Series B
-------------------------------------------------------------------------------------------------------
Fred and Eleanor         Goren                                                            Series B
-------------------------------------------------------------------------------------------------------
Ralph                    Grant                                                            Series B
-------------------------------------------------------------------------------------------------------
Jean                     Johnson                                                          Series B
-------------------------------------------------------------------------------------------------------
Jonathan                 Krass                                                            Series B
-------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass and Stephanie M. Bryan, Tenants in
                         Common                                                           Series B
-------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass, custodian for Rebecca May Krass        Series B
-------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass, custodian for Daniel Gould Krass       Series B
-------------------------------------------------------------------------------------------------------
Joseph                   Lagatutta                                                        Series B
-------------------------------------------------------------------------------------------------------
Richard                  Mastaloni                                                        Series B
-------------------------------------------------------------------------------------------------------
R. Hardwin               Mead                                                             Series B
-------------------------------------------------------------------------------------------------------
                         Munkdale, Steve Munkdale (IRA Account) Account #568-63873-16
                         Smith Barney                                                     Series B
-------------------------------------------------------------------------------------------------------
Robert and Janet         Paul                                                             Series B
-------------------------------------------------------------------------------------------------------
                         Peloza, John, H., P.A. Profit Sharing Plan & Trust, #101         Series B
-------------------------------------------------------------------------------------------------------
Richard                  Randall                                                          Series B
-------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              EXISTING INVESTORS

---------------------------------------------------------------------------------------------------------------
First Name               Last Name or Entity Name                                               Type of Stock
---------------------------------------------------------------------------------------------------------------
???? and Carolyn         Ross, JTWROS                                                           Series B
---------------------------------------------------------------------------------------------------------------
Bruce                    Saal                                                                   Series B
---------------------------------------------------------------------------------------------------------------
Jeffrey                  Saal                                                                   Series B
---------------------------------------------------------------------------------------------------------------
Jeffrey                  Saal                                                                   Series B
---------------------------------------------------------------------------------------------------------------
Joel                     Saal                                                                   Series B
---------------------------------------------------------------------------------------------------------------
                         Saal, Laura, TTEE, Laura P. Saal Living Trust                          Series B
---------------------------------------------------------------------------------------------------------------
                         Sable, Ltd.                                                            Series B
---------------------------------------------------------------------------------------------------------------
                         Sharkey, Hugh, Custondia for Zoe Alexandr Sharkey under the CA
                         Uniform Transfers to Minors Act til 21                                 Series B
---------------------------------------------------------------------------------------------------------------
                         Sharkey, Hugh, Custondia for Zoe Alexandr Sharkey under the CA
                         Uniform Transfers to Minors Act til 21                                 Series B
---------------------------------------------------------------------------------------------------------------
                         Sharkey, Hugh, R. and Kathleen A. Daly, Trustees of the Sharkey-
                         Daly Family Trust U/D/T dated 9-23-96                                  Series B
---------------------------------------------------------------------------------------------------------------
                         Six C's Investment Corp.                                               Series B
---------------------------------------------------------------------------------------------------------------
C. Thomas                Vangness                                                               Series B
---------------------------------------------------------------------------------------------------------------
                         Venrock Associates                                                     Series B
---------------------------------------------------------------------------------------------------------------
                         Venrock Associates II, L.P.                                            Series B
---------------------------------------------------------------------------------------------------------------
Micheline                Yuan                                                                   Series B
---------------------------------------------------------------------------------------------------------------
James                    Zimmerman                                                              Series B
---------------------------------------------------------------------------------------------------------------
Douglas                  Zipes                                                                  Series B
---------------------------------------------------------------------------------------------------------------
Mary Jo                  Anstey                                                                 Series C
---------------------------------------------------------------------------------------------------------------
David & Meleah           Arnold                                                                 Series C
---------------------------------------------------------------------------------------------------------------
John                     Ashley                                                                 Series C
---------------------------------------------------------------------------------------------------------------
                         Atherton Venture Fund I, LLC                                           Series C
---------------------------------------------------------------------------------------------------------------
Bruce                    Benedick                                                               Series C
---------------------------------------------------------------------------------------------------------------
Alan                     Beyer                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Thomas                   Biesheuvel                                                             Series C
---------------------------------------------------------------------------------------------------------------
                         Biesheuvel, Thomas R. Biesheuvel Trustee of Karl W. Bowen
                         Rodkey Trust                                                           Series C
---------------------------------------------------------------------------------------------------------------
David                    Birnbach                                                               Series C
---------------------------------------------------------------------------------------------------------------
                         Bovee, The Bovee 1984 Trust DTD 11-24-84 FBO Alexander &
                         Matthew Saal                                                           Series C
---------------------------------------------------------------------------------------------------------------
Ann                      Bowers                                                                 Series C
---------------------------------------------------------------------------------------------------------------
David                    Bradley                                                                Series C
---------------------------------------------------------------------------------------------------------------
                         Burks, Robert Burks Trust                                              Series C
---------------------------------------------------------------------------------------------------------------
Dudley                   Burwell                                                                Series C
---------------------------------------------------------------------------------------------------------------
Kenneth                  Caldwell                                                               Series C
---------------------------------------------------------------------------------------------------------------
                         Cardiovascular Medicine & Cardiac Arrhythmias Profit Sharing
                         Plan FBO Roger Winkle                                                  Series C
---------------------------------------------------------------------------------------------------------------
                         Cardiovascular Medicine & Cardiac Arrhythmia FBO: Edward
                         Anderson                                                               Series C
---------------------------------------------------------------------------------------------------------------
David                    Chao                                                                   Series C
---------------------------------------------------------------------------------------------------------------
Mark                     Curtis                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Kathleen                 Daly                                                                   Series C
---------------------------------------------------------------------------------------------------------------
                         DB Futures                                                             Series C
---------------------------------------------------------------------------------------------------------------
Christine                DeCaria                                                                Series C
---------------------------------------------------------------------------------------------------------------
                         DeLee Ltd.                                                             Series C
---------------------------------------------------------------------------------------------------------------
Eric and Kyung-Hee       Doelling                                                               Series C
---------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              EXISTING INVESTORS

---------------------------------------------------------------------------------------------------------------
First Name               Last Name or Entity Name                                               Type of Stock
---------------------------------------------------------------------------------------------------------------
David                    Drez, Jr., M.D.                                                        Series C
---------------------------------------------------------------------------------------------------------------
John                     Dunning                                                                Series C
---------------------------------------------------------------------------------------------------------------
William                  Elting                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Dieter                   Enzman                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Robert                   Eppley                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Wade                     Faerber                                                                Series C
---------------------------------------------------------------------------------------------------------------
Peter W. and Mary R.     Fanton, JTWROS                                                         Series C
---------------------------------------------------------------------------------------------------------------
Vincent and Marjorie     Fanton                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Gary                     Fanton                                                                 Series C
---------------------------------------------------------------------------------------------------------------
                         Fitzwilson, Robert C. Fitzwilson Trust U/A DTD 6/24/87                 Series C
---------------------------------------------------------------------------------------------------------------
Michael                  Franz                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Fred and Eleanor         Goren, JTWROS                                                          Series C
---------------------------------------------------------------------------------------------------------------
                         GBP Partners                                                           Series c
---------------------------------------------------------------------------------------------------------------
James                    Goode                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Richard                  Goode                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Alan M. and Kathleen E.
Smith                    Goodman JTWROS                                                         Series C
---------------------------------------------------------------------------------------------------------------
William                  Gow                                                                    Series C
---------------------------------------------------------------------------------------------------------------
Robert                   Gray, Jr.                                                              Series c
---------------------------------------------------------------------------------------------------------------
Dean                     Greenberg                                                              Series C
---------------------------------------------------------------------------------------------------------------
Jerry M. and Susan G.    Harris                                                                 Series C
---------------------------------------------------------------------------------------------------------------
                         Hess, Gabriela Hess Trust UAD 11/30/94, Mark Milani Ttee               Series C
---------------------------------------------------------------------------------------------------------------
                         Hess, Verena Hess Trust UAD 11/30/94, Mark Milani Tttee                Series C
---------------------------------------------------------------------------------------------------------------
Stephen                  Hochschuler                                                            Series C
---------------------------------------------------------------------------------------------------------------
Harold                   Hohbach                                                                Series C
---------------------------------------------------------------------------------------------------------------
Douglas                  Huntington                                                             Series C
---------------------------------------------------------------------------------------------------------------
                         Jackson, Susan Jackson Trust U/A DTD 9/15/89                           Series C
---------------------------------------------------------------------------------------------------------------
Jean                     Johnson                                                                Series C
---------------------------------------------------------------------------------------------------------------
Linda                    Kan                                                                    Series C
---------------------------------------------------------------------------------------------------------------
Raj                      Kapany                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Patricia                 Kelleher                                                               Series C
---------------------------------------------------------------------------------------------------------------
Michael                  Kimball                                                                Series C
---------------------------------------------------------------------------------------------------------------
Byron                    King                                                                   Series C
---------------------------------------------------------------------------------------------------------------
Michele                  Klein                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Howard and Susan
Jeffries                 Klevens, JTWROS                                                        Series C
---------------------------------------------------------------------------------------------------------------
Theodore                 Klint                                                                  Series C
---------------------------------------------------------------------------------------------------------------
                         Klint Family Trust U/A DTD 2/1/93                                      Series C
---------------------------------------------------------------------------------------------------------------
Kevin                    Knight                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Franklin                 Koenig                                                                 Series C
---------------------------------------------------------------------------------------------------------------
Patrick                  Kraft                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Jonathan                 Krass                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Jonathan                 Krass                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Jonathan                 Krass                                                                  Series C
---------------------------------------------------------------------------------------------------------------
Jonathan                 Krass                                                                  Series C
---------------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass and Stephanie M. Bryan, Tenants in
                         Common                                                                 Series C
---------------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass, custodian for Rebecca May Krass              Series C
---------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              EXISTING INVESTORS

----------------------------------------------------------------------------------------------------------------
First Name               Last Name or Entity Name                                                  Type of Stock
----------------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass, custodian for Daniel Gould Krass                Series C
----------------------------------------------------------------------------------------------------------------
                         Krass, Jonathan G. Krass, Smith Barney Inc. Rollover Custodian,
                         Acct #565-68067-1-7-017                                                   Series C
----------------------------------------------------------------------------------------------------------------
Mordecai                 Kurz                                                                      Series C
----------------------------------------------------------------------------------------------------------------
                         Kurz, Mordecai Kurz and Linda C. Kurz, Trustees of the Kurz Trust
                         of 8/17/1987                                                              Series C
----------------------------------------------------------------------------------------------------------------
                         Mordecai Kurz, Guardian for David M. Kurz                                 Series C
----------------------------------------------------------------------------------------------------------------
                         Mordecai Kurz, Guardian for Nathaniel                                     Series C
----------------------------------------------------------------------------------------------------------------
Jerry                    Latta                                                                     Series C
----------------------------------------------------------------------------------------------------------------
                         Latterman Family Limited Trust                                            Series C
----------------------------------------------------------------------------------------------------------------
Le                       Le                                                                        Series C
----------------------------------------------------------------------------------------------------------------
Calvin                   Lee                                                                       Series C
----------------------------------------------------------------------------------------------------------------
Betsy Levy               Leight                                                                    Series C
----------------------------------------------------------------------------------------------------------------
Carol                    Light                                                                     Series C
----------------------------------------------------------------------------------------------------------------
John                     Lopez                                                                     Series C
----------------------------------------------------------------------------------------------------------------
Robert                   Mack                                                                      Series C
----------------------------------------------------------------------------------------------------------------
Jayne                    Maggipinto                                                                Series C
----------------------------------------------------------------------------------------------------------------
Gregory                  Maletis                                                                   Series C
----------------------------------------------------------------------------------------------------------------
David                    Marshall                                                                  Series C
----------------------------------------------------------------------------------------------------------------
                         Marshall, Stuart C. Marshall Trust                                        Series C
----------------------------------------------------------------------------------------------------------------
J. Lindsey               McLean                                                                    Series C
----------------------------------------------------------------------------------------------------------------
R. Hardwin               Mead                                                                      Series C
----------------------------------------------------------------------------------------------------------------
Robert                   Millard                                                                   Series C
----------------------------------------------------------------------------------------------------------------
Jeffrey                  Miller                                                                    Series C
----------------------------------------------------------------------------------------------------------------
                         Munkdale, Steve Munkdale (IRA Account)                                    Series C
----------------------------------------------------------------------------------------------------------------
Paul                     Murphy                                                                    Series C
----------------------------------------------------------------------------------------------------------------
David                    Musket                                                                    Series C
----------------------------------------------------------------------------------------------------------------
David                    Nee                                                                       Series C
----------------------------------------------------------------------------------------------------------------
Robert                   Pelosi                                                                    Series C
----------------------------------------------------------------------------------------------------------------
Jackie                   Peraza                                                                    Series C
----------------------------------------------------------------------------------------------------------------
Joshua                   Pickus                                                                    Series C
----------------------------------------------------------------------------------------------------------------
Carlos                   Prietto                                                                   Series C
----------------------------------------------------------------------------------------------------------------
                         ProMed Partners, L.P.                                                     Series C
----------------------------------------------------------------------------------------------------------------
                         River Edge Partners, Inc.                                                 Series C
----------------------------------------------------------------------------------------------------------------
                         Rivers, Christi Rivers and Kevin Van Bladel                               Series C
----------------------------------------------------------------------------------------------------------------
Daniel                   Robertson                                                                 Series C
----------------------------------------------------------------------------------------------------------------
                         Rodkey, First Trust Corp TTEE FOB William G. Rodkey                       Series C
----------------------------------------------------------------------------------------------------------------
                         Rollins, John S. and Elizabeth M., Trustees of the Rollins Living
                         Trust UDT dtd 9-19-90                                                     Series C
----------------------------------------------------------------------------------------------------------------
Douglas                  Rousse                                                                    Series C
----------------------------------------------------------------------------------------------------------------
                         Ruder Revocable Intervivos Trust DTD 9/15/93                              Series C
----------------------------------------------------------------------------------------------------------------
Joel                     Saal                                                                      Series C
----------------------------------------------------------------------------------------------------------------
                         Saal, Joel, Custodian for Rachel until age 21 under the UTMA              Series C
----------------------------------------------------------------------------------------------------------------
                         Saal, Joel, S. custodian for Nicole Saal until age 21 under the CA
                         UTMA                                                                      Series C
----------------------------------------------------------------------------------------------------------------
                         Saratoga Ventures                                                         Series C
----------------------------------------------------------------------------------------------------------------
David                    Schurman                                                                  Series C
----------------------------------------------------------------------------------------------------------------
Hugh                     Sharkey                                                                   Series C
----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              EXISTING INVESTORS

------------------------------------------------------------------------------------------------------------------------------
First Name                    Last Name or Entity Name                                                 Type of Stock
------------------------------------------------------------------------------------------------------------------------------
Charles                       Silverman                                                                Series C
------------------------------------------------------------------------------------------------------------------------------
Allen                         Smoot                                                                    Series C
------------------------------------------------------------------------------------------------------------------------------
Daren                         Stewart                                                                  Series C
------------------------------------------------------------------------------------------------------------------------------
Robert                        Stoll                                                                    Series C
------------------------------------------------------------------------------------------------------------------------------
George                        Thabbit                                                                  Series C
------------------------------------------------------------------------------------------------------------------------------
Jim                           Tibone, M.D.                                                             Series C
------------------------------------------------------------------------------------------------------------------------------
Francisco                     Valencia                                                                 Series C
------------------------------------------------------------------------------------------------------------------------------
                              Van dick, Steven M. and Deborah A. Van Dick, Trustees of the
                              Van Dick Family Trust - 1998 U/I/T dtd. 5-2-98                           Series C
------------------------------------------------------------------------------------------------------------------------------

                              Vaupel, Geoffrey L. Vaupel, M.D. Pension and Profit Sharing Plan         Series C
------------------------------------------------------------------------------------------------------------------------------
Eric                          Verploeg                                                                 Series C
------------------------------------------------------------------------------------------------------------------------------
                              VLG Investments 1997                                                     Series C
------------------------------------------------------------------------------------------------------------------------------
Michael                       Wall                                                                     Series C
------------------------------------------------------------------------------------------------------------------------------
                              Warden, Carl and Vickie Warden Family Foundation                         Series C
------------------------------------------------------------------------------------------------------------------------------
Russell                       Warren                                                                   Series C
------------------------------------------------------------------------------------------------------------------------------
Lee                           Weissman                                                                 Series C
------------------------------------------------------------------------------------------------------------------------------
Alan                          Wood                                                                     Series C
------------------------------------------------------------------------------------------------------------------------------
Micheline                     Yuan                                                                     Series C
------------------------------------------------------------------------------------------------------------------------------
                              Atherton Venture Fund 1, LLC                                             Series D
------------------------------------------------------------------------------------------------------------------------------
Scott                         Blumenthal                                                               Series D
------------------------------------------------------------------------------------------------------------------------------
Robert                        Bonahoom                                                                 Series D
------------------------------------------------------------------------------------------------------------------------------
                              Bowers, Ann S. Bowers, TTEE Separate Property Trust                      Series D
------------------------------------------------------------------------------------------------------------------------------
Ray                           Caputo                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------

                              Cowen and Company, Custodian FBO David B. Musket SEP IRA                 Series D
------------------------------------------------------------------------------------------------------------------------------
Mark                          Curtis                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
                              DB Futures                                                               Series D
------------------------------------------------------------------------------------------------------------------------------
                              Delphi BioInvestments III, L.P.                                          Series D
------------------------------------------------------------------------------------------------------------------------------
                              Delphi Ventures III. L.P.                                                Series D
------------------------------------------------------------------------------------------------------------------------------
William                       Elting                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
                              Emerald Capital Corporation for John Lopez                               Series D
------------------------------------------------------------------------------------------------------------------------------
Robert                        Gamburd                                                                  Series D
------------------------------------------------------------------------------------------------------------------------------
Lisa                          Giannone                                                                 Series D
------------------------------------------------------------------------------------------------------------------------------
                              Goode, James, IRA Rollover with Smith Barney as Cust.                    Series D
------------------------------------------------------------------------------------------------------------------------------
                              Gray, MLPF&S Custodian FPO Robert L. Gray, Sr. IRRA FBO
                              Robert L. Gray, Sr.                                                      Series D
------------------------------------------------------------------------------------------------------------------------------
Cory                          Helm                                                                     Series D
------------------------------------------------------------------------------------------------------------------------------
                              Hochschuler Family Partnership, Stephen J. Hochschuler                   Series D
------------------------------------------------------------------------------------------------------------------------------
Jay                           Jansen                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
Tony                          Jelincik                                                                 Series D
------------------------------------------------------------------------------------------------------------------------------
Raj                           Kapany                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
Kevin                         Knight                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
Jonathan                      Krass                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------
                              Krass, Jonathan G. Krass and Stephanie M. Bryan, Tenants in
                              Common                                                                   Series D
------------------------------------------------------------------------------------------------------------------------------
                              Krass, Jonathan G. Krass, custodian for Rebecca May Krass                Series D
------------------------------------------------------------------------------------------------------------------------------
                              Krass, Jonathan G. Krass, custodian for Daniel Gould Krass               Series D
------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT A

                              EXISTING INVESTORS

------------------------------------------------------------------------------------------------------------------------------------
First Name                      Last Name or Entity Name                                                  Type of Stock
------------------------------------------------------------------------------------------------------------------------------------
                                Krass, Jonathan G. Krass, Smith Barney Inc. Rollover Custodian,
                                Acct #565-68067-1-7-017                                                   Series D
 -----------------------------------------------------------------------------------------------------------------------------------
                                Kurz, Mordecai Kurz and Linda C. Kurz, Trustees of the Kurz Trust
                                of 8/17/1987                                                              Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Mordecai Kurz, Guardian for David M. Kurz                                 Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Mordecai Kurz, Guardian for Nathaniel A. Kurz                             Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Smith Barney Custodian for the IRA of Jerry D. Latta                      Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Latterman Family Limited Partnership                                      Series D
------------------------------------------------------------------------------------------------------------------------------------
Edward                          Lauing                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
Connie                          Lee                                                                       Series D
------------------------------------------------------------------------------------------------------------------------------------
Betsy Levy                      Leight                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
Lawrence                        Lemak                                                                     Series D
------------------------------------------------------------------------------------------------------------------------------------
Irwin                           Lieber                                                                    Series D
-----------------------------------------------------------------------------------------------------------------------------------
John                            Lopez                                                                     Series D
-----------------------------------------------------------------------------------------------------------------------------------
                                Lopez, Smith Barney Custodian for the IRA of John Lopez                   Series D
------------------------------------------------------------------------------------------------------------------------------------
Terence                         Matthews                                                                  Series D
------------------------------------------------------------------------------------------------------------------------------------
Peter                           McGann                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
                                McGann, Peter D. McGann, Profit Sharing                                   Series D
------------------------------------------------------------------------------------------------------------------------------------
R.                              Meisterling                                                               Series D
------------------------------------------------------------------------------------------------------------------------------------
David                           Nee                                                                       Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Pacific Medical                                                           Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Pequot Offshore Private Equity Fund, L.P.                                 Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Pequot Private Equity Fund, L.P.                                          Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Prima Associates, L.P.                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
                                R.R.G. #1 Family Ltd. Partnership                                         Series D
------------------------------------------------------------------------------------------------------------------------------------
                                River Edge Partners, Inc.                                                 Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Robert Reid, Inc.                                                         Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Saratoga Ventures                                                         Series D
------------------------------------------------------------------------------------------------------------------------------------
David                           Siegel                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
Joshua                          Siegel                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Smith Barney Custodian for the IRA of Linda C. Kurz                       Series D
------------------------------------------------------------------------------------------------------------------------------------
Thomas                          Storm                                                                     Series D
------------------------------------------------------------------------------------------------------------------------------------
Joel                            Swartz                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Team Surgical, Inc.                                                       Series D
------------------------------------------------------------------------------------------------------------------------------------
William and Judy                Thorpe                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Venrock Associates                                                        Series D
------------------------------------------------------------------------------------------------------------------------------------
                                Venrock Associates II, L.P.                                               Series D
------------------------------------------------------------------------------------------------------------------------------------
Mark                            Vreede                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
Russell                         Warren                                                                    Series D
------------------------------------------------------------------------------------------------------------------------------------
Micheline                       Yuan                                                                      Series D
------------------------------------------------------------------------------------------------------------------------------------
Roger                           Lipton                                                                    B Warrant
------------------------------------------------------------------------------------------------------------------------------------
                                Venture Lending and Leasing                                               B Warrant
------------------------------------------------------------------------------------------------------------------------------------
                                MMC/GATX Partnership No. 1                                                C Warrant
------------------------------------------------------------------------------------------------------------------------------------
                                Silicon Valley Bank                                                       C Warrant
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                                 NEW INVESTORS

Name (in Alphabetical Order)
----------------------------

Allen, Glen, Curtis
An, Howard S. and Sue K.
Anderson, Gunnar
Arnold, David M. and Meleah T.
Birnbach, David J.
BP-1, LLC
Capen, Daniel, A.
Casper, G. David and/or Mary Lou
Curtis, Mark T.
Delaney, Terence and Caroline, JTWROS
Delaney, Terence J. SSB Sep IRA Custodian
Richard and Deborah Derby
Richard Derby, Jr. IRA Rollover
Franz, Michael
Gimbel, Lesley and Barry K.
Hacker, Robert J.
Harris, Jerry M. and Susan G., JTWROS
Jelincik, Tony
Jarolem, Kenneth, M.D.
Kapany, Raj
Karasek, Dennis and Sheryl L.
The Trust Co. of Oklahoma Custodian for Dennis E. Karasek IRA
Karasek, Michael and Jean Diamond
Kim, Daniel K
Knight, Kevin T.
Kraft, Mark MD
Krass, Jonathan, Smith Barney Inc. Rollover Custodian, Acct. #565-68067-1-7-017 Krass, Jonathan G. Custodian for Rebecca May Krass
Krass, Jonathan G. Custodian for Daniel Gould Krass
Krass, Jonathan G.
Krass, Jonathan G. and Stephanie M. Bryan, Tenants in Common
Krull, David G.
Kurz, Mordecai and Linda C., Trustees of the Kurz Trust of 8-17-87
Kurzweil, Peter R., M.D.
Larsen, John M.
Lee, Calvin, K.
Lee, Connie, C., M.D.
Leight, Betsy Levy, Trustee of the Betty Levy Leight Trust dtd 9-19-93
Lopez, John
Marshall, David J.
Mitchell, Scott A. and/or Laura E.
Gerlach & Co., nominee for The Manufacturers Life Insurance Company (USA)
Nee, David M. and Karen, Trustees of the Nee Family Trust UAD 8-27-92
Nelson, Russell, W.
PM Investments (Oratec), LLC
Pequot Offshore Private Equity Fund, L.P.
Pequot Private Equity Fund, L.P.
Rhodes, Arthur and Bonnie G.
RiverEdge Partners, Inc.
Roschuk, John Robert
Stonecipher, Thomas K. and Brenda D.
Team Surgical
The Travelers Insurance Company
Venrock Associates
Venrock Associates L.P., II
Warden, Carl Eric
Wheatley Partners, L.P.
Wheatley Foreign Partners, L.P.
White, Howard and Carolee White 1986 Trust